GOLDMAN SACHS ETF TRUST
Goldman Sachs Core Premium Income ETFs
Goldman Sachs Nasdaq‑100 Core Premium Income ETF
Goldman Sachs S&P 500 Core Premium Income ETF
(each, a “Fund” and, collectively, the “Funds”)
Supplement dated December 13, 2024 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated December 29, 2023, as supplemented to date
At a meeting held on December 11‑12, 2024, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs ETF Trust approved a change to the Funds’ fiscal year end. Effective December 31, 2024, the Funds’ fiscal year end will be changed from August 31 to December 31.
This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

USEQPREETFCHSTK 12‑24